SCHEDULE OF SPECIFICATIONS
RIDERS TO THE CONTRACT

TABLE OF CONTENTS

ARTICLE I-- DEFINITIONS

  SECTION 1-- PARTIES TO THIS CONTRACT.
  SECTION 2-- OTHER DEFINED TERMS.

ARTICLE II-- CONTRIBUTIONS, INVESTMENTS AND ACCOUNTS

  SECTION 1-- CONTRIBUTIONS.
  SECTION 2-- INVESTMENT DIRECTION.
  SECTION 3-- GUARANTEED INTEREST INVESTMENTS.
  SECTION 4-- SEPARATE ACCOUNT INVESTMENTS.
  SECTION 5-- NONVESTED FUNDS ACCOUNTS.
  SECTION 6-- TRANSFERS BETWEEN INVESTMENTS.
  SECTION 7-- MATURING GUARANTEED INTEREST INVESTMENTS.
  SECTION 8-- INVESTMENT MANAGER.
  SECTION 9-- FUNDS.

ARTICLE III-- EXPENSES

  SECTION 1-- EXPENSES.
  SECTION 2-- BILLED EXPENSES.

  SECTION 3-- DEDUCTED EXPENSES.

  SECTION 4-- ALTERNATIVE EXPENSE DEDUCTIONS.
  SECTION 5-- EXPENSES FOR CERTAIN MEMBERS AND BENEFICIARIES.
  SECTION 6-- ASSOCIATED CONTRACTS.

ARTICLE IV-- BENEFIT EVENTS AND OPTIONS

  SECTION 1-- BENEFIT EVENTS.
  SECTION 2-- ANNUITY BENEFITS.
  SECTION 3-- SINGLE SUM PAYMENTS.
  SECTION 4-- FULL FLEXIBILITY OPTION.
  SECTION 5-- MODIFICATION IN MODE OF PAYMENT OF INCOME.
  SECTION 6-- FACILITY OF PAYMENT.
  SECTION 7 - ASSIGNMTNE.

ARTICLE V-- OTHER BENEFITS

  SECTION 1-- WITHDRAWAL BENEFITS.

ARTICLE VI-- TRANSFER TO ANOTHER FUNDING AGENT; CESSATION; CHARGES AND LIMITATIONS

  SECTION 1-- TRANSFER TO ANOTHER FUNDING AGENT.
  SECTION 2-- CESSATION OF CONTRIBUTIONS.
  SECTION 3-- CHARGES FOR EARLY SURRENDER OF A GUARANTEED INTEREST INVESTMENT.
  SECTION 4-- LIMITATIONS ON TRANSFERS AND PAYMENTS FROM GUARANTEED INTEREST INVESTMENTS.

Page i

ARTICLE VII-- GENERAL PROVISIONS

  SECTION 1-- CERTIFICATES.
  SECTION 2-- BENEFICIARY.
  SECTION 3-- DIVIDENDS.
  SECTION 4-- PLAN AND PLAN AMENDMENTS.
  SECTION 5-- CONTRACT.
  SECTION 6-- CONTRACT AMENDMENTS.
  SECTION 7-- WAIVER AND MODIFICATION.
  SECTION 8-- INFORMATION, PROOFS AND DETERMINATION OF FACTS.
  SECTION 9-- RELIANCE ON INSTRUCTIONS.
  SECTION 10-- SINGLE PAYMENT.
  SECTION 11-- OVERPAYMENT.
  SECTION 12-- OWNERSHIP.
  SECTION 13-- TERMINATION AND CASH OUT OF CONTRACT.
  SECTION 14-- TERM AND TERMINATION.
  SECTION 15-- QUALIFICATION OF PLANS.
  SECTION 16-- OUR RELATIONSHIP TO THE PLAN.

Page ii

ARTICLE I - DEFINITIONS

SECTION 1 - PARTIES TO THIS CONTRACT.

This contract is between the Contractholder and Principal Life Insurance Company.

Contractholder means the holder of this contract named on the face page and will be referred to in this contract as you or your.

Principal Life Insurance Company will be referred to in this contract as we, us, or our.

SECTION 2 - OTHER DEFINED TERMS.

Account means the total of a Member’s Guaranteed Interest Investments and Separate Account Investments.

Annuity Premium means the amount applied to purchase an annuity for a Member.

Annuity Purchase Date means the date on which the Account of a Member is applied to purchase an annuity benefit for the Member.

Annuity Start Date means the beginning date for annuity benefits to a Member.

Associated Contract(s) means this contract and any other group annuity contract(s) issued by us which we have agreed in writing to treat as Associated Contracts.

Benefit Event means, depending upon Plan provisions, termination of employment, Retirement Date, disability (as defined in the Plan) or death. We may require any proof of a Benefit Event we deem necessary.

Business Day means a day on which both we and the New York Stock Exchange are open for business, or any other day which we agree will be a Business Day. If you request a list of our Business Days for any calendar year, we will provide you with the list.

Code means the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Composite Guaranteed Rate means, on any date, the rate determined for each of the Member’s Guaranteed Interest Investments which is based on the Guaranteed Interest Rate in effect on the date we accept the Contribution or transfer. If more than one Contribution or transfer is accepted during a Deposit Year, the Composite Guaranteed Rate for such Investment will be determined based on the amount and timing of Contributions or transfers and the amount of any payment or application on or before the end of the Deposit Year in which the Contributions or transfers were accepted. At the end of Deposit Year, that year’s Guaranteed Interest Investments close. Each Guaranteed Interest Investment then earns the Composite Guaranteed Rate determined for it, compounded annually, until the end of the Guaranteed Period.

Contract Date means the date this contract is effective, as shown on the face page.

Contributions means funds we receive and accept under Article, II, Section 1. The types of Contributions are those allowed by the Plan.

Corporate Center means our offices at 711 High Street, Des Moines, Iowa, 50392, or any other office or address to which we direct you to send Contributions.

Deposit Year means the period (not to exceed 12 months) selected for the crediting of interest to Guaranteed Interest Investments established under this contract, as shown on the Schedule.

Employer means the corporation(s) or firm(s) named as employer in the Plan and any successor by change of name, merger, purchase of stock, or purchase of assets.

ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued by the U.S. Department of Labor.

Funding Agent means an insurance company, trustee or custodian designated by you and authorized to transfer or receive any amount(s) transferred to or from this contract and to apply such amount(s) for the exclusive benefit of Plan Members, without any obligation on our part as to such application. Funding Agent will also mean Principal Life Insurance Company when you direct us to transfer such amounts from this contract to another group annuity contract issued by us.

Guaranteed Interest Investment means the investment established for a Member for each Deposit Year for each Contribution type as described in Article II, Section 3.

Guaranteed Interest Rate means the annual rate of interest we declare from time to time for contracts of this class for each Contribution to a Guaranteed Interest Investment.

Guarantee Period means the period for which a Guaranteed Interest Investment exists. The period or periods available may be any that we offer to contracts of this class under the same or similar circumstances. Currently, Guarantee Periods of two through seven years are available. We reserve the right to change, at any time, the Guarantee Periods available for new Contributions and transfers, including transfers from existing Guaranteed Interest Investments. We reserve the right to limit both the number of Guarantee Periods available under this contract and the number available to each Member.

You must give us Notification of the Guarantee Periods you select from those available under the contract. Your selection will remain in effect until modified by (b) and (c) below.

Our rights to change and to limit the Guarantee Periods available are subject to the following:

a)	Once established by us, the Guarantee Period for a particular Guaranteed Interest Investment may not be changed by us. However, a different Guarantee Period may apply to amounts maturing from such account.

b)	If a particular Guarantee Period is no longer offered, we will notify you at least 60 days in advance.

c)

For each Deposit Year, you have the right to select Guarantee Periods or to change the selection of Guarantee Periods available to Members by giving us Notification before the beginning of the Deposit Year for which the selection applies. The selections for a Deposit Year cannot be changed after its start.

Inactive Member Account means the Account of an Inactive Member.

Investments means the Guaranteed Interest Investments and/or Separate Account Investments of the Member.

Member means a person entitled to benefits under the Plan for whom an Account exists under this contract. A Member will be considered either active or inactive, as follows:

a)	Active Member-a person who is actively participating in the Plan or an alternate payee of a person who is actively participating in the Plan pursuant to a Qualified Domestic Relations Order.

b)	Inactive Member-a Member who is not an Active Member.

Member Account means the Account of a Member.

Nonvested Funds Account means the accounts established to hold certain Plan funds as described in Article II, Section 5. These accounts will operate in the same manner as a Member Account for the purpose of transfers.

Normal Retirement Date means the date, determined by the Plan, on which the Member’s normal retirement benefit will begin. If the Plan does not specify, it will be the first day of the month on or after the later of (i) the Member’s 65th birthday or (ii) the fifth anniversary of the time a Member began participation in the Plan.

Notification means a form of notice approved by us, including written forms, electronic transmissions, facsimiles or photocopies. We will notify you regarding the acceptable forms of notice we will allow. At our discretion, we may require that a specific form of notice be used in a particular case or that a particular notice be confirmed. Notification will also include the terms Notice, Notify and Notified.

Order of Application means the order in which we will apply the Investments of a Member when a partial transfer or withdrawal of a portion of the Member’s Account has been requested and no other order of application has been reported to us. The amount withdrawn or transferred from the Member’s Guaranteed Interest Investments, if any, and Separate Account Investments, if any, will be based on the relative value of each such Investment to the Member’s Account. The amount withdrawn or transferred from Guaranteed Interest Investments will be from the current Guaranteed Interest Investment first, then from each preceding Guaranteed Interest Investment, with the oldest Guaranteed Interest Investment being last applied. The amount withdrawn or transferred from Separate Account Investments will be based on the relative values of each Separate Account Investment.

Plan means the Employer’s retirement plan in effect on the date this contract is executed and as amended from time to time, which the Employer has designated to us in writing as the plan funded by this contract. The name of the Plan is shown in the Schedule.

Qualified Domestic Relations Order means a Qualified Domestic Relations Order as defined in Internal Revenue Code Section 414(p)(1)(A).

Qualified Plan means a pension plan qualified under Section 401 of the Code, a governmental plan meeting the requirements of Section 457 of the Code, and any other plans which we determine may appropriately invest money in this contract.

Retirement Date means the Member’s early, normal or late retirement date under the Plan.

Schedule of Specifications means the schedule attached to and made part of this contract. The Schedule of Specifications lists pertinent information and will be referred to as the Schedule in this contract.

Separate Account means one or more Separate Accounts described in the Separate Account Investment Rider and listed on the Schedule. If no Separate Account Rider is attached to this contract and no Separate Accounts are listed on the Schedule, this contract may not participate in any Separate Accounts.

Separate Account Investment means the investment or investments established for a Member as described in Article II, Section 4.

Unallocated Contribution Investment means the investment established to hold Contributions which cannot be allocated to individual Members on the date we accept them pursuant to Article II, Section 1 or Section 5. Unless we give you written notice to the contrary, the Unallocated Contribution Investment will be invested in Money Market Separate Account, if available, otherwise in a Guaranteed Interest Investment with the shortest Guarantee Period available.

ARTICLE II-- CONTRIBUTIONS, INVESTMENTS AND ACCOUNTS

SECTION 1-- CONTRIBUTIONS.

Contributions may be accepted by us under this contract on any Business Day on or after the Contract Date, subject to the limitations of the last paragraph of this Section and Article VII, Section 13. Contributions may be any amount determined or allowed by the Plan and accepted by us on behalf of a Member. Contributions in excess of those determined or allowed by the Plan for the current Plan year may be paid to us only with our consent. To the extent permitted by our then-established procedures we will maintain separate accounting records for each type of Contribution.

All Contributions are payable directly to us at our Corporate Center. Contributions will be credited to Member Investments or the Unallocated Contribution Account as of the Business Day on which we accept the Contribution, in accordance with our then-current procedure for crediting Contributions under all contracts of this class. We will inform you in writing of our current procedures for crediting Contributions.

We reserve the right to limit or refuse further Contributions under this contract. We will give you written notice at least 60 days before the date after which further Contributions will be limited or refused by us.

SECTION 2-- INVESTMENT DIRECTION.

Each type of Contribution made on behalf of a Member may be directed to the Guaranteed Interest Investments described in Section 3 of this Article, to any number of the Separate Account Investments described in Section 4 of this Article, or to any combination of such investments. We must have Notification of investment direction from you or, if the Plan permits, from the Member, for the portion of each type of Contribution to be held in each Investment. You do not need to approve each Member investment transfer or change of investment direction unless you have reserved the right to do so under the Plan. Contributions will be added to each Investment in the amount or percentage specified in the investment direction on file with us. Future Contributions may be directed to different Investments or the amount. directed to an Investment may be changed by filing a new Notification or investment direction with us. If a Contribution is received for a Member for whom no Notification of investment direction is on file with us, we will direct that Contribution to the Member’s Money Market Separate Account Investment, if available, otherwise to the Member’s Guaranteed Interest Investment with the shortest Guarantee Period then available under the contract.

SECTION 3-- GUARANTEED INTEREST INVESTMENTS.

A Guaranteed Interest Investment will be established for a Member for each type of Contribution and transfer directed to that investment for each Deposit Year. A separate Guaranteed Interest Investment will be established for each Deposit Year for each Guarantee Period used to hold each type of Contribution directed to these investments. No further Contributions or transfers will be credited to a Guaranteed Interest Investment after the close of the Deposit Year in which it was established.

The value of a Guaranteed Interest Investment of a Member at any time during its Guarantee Period will be equal to the sum of all Contributions and transfers to it plus interest less any payments or transfers. Interest will be credited to the investment daily and compounded annually on the last day of each Deposit Year. The rate of interest credited will be the Composite Guaranteed Rate determined for such Investment.

A Guaranteed Interest Investment will be paid or applied in full at the end of its Guarantee Period as described in Section 7 of this Article.

SECTION 4-- SEPARATE ACCOUNT INVESTMENTS.

The Separate Account Investment Rider attached to this contract describes each Separate Account. The Schedule lists the Separate Accounts available under this contract. Unless you direct us otherwise, Members will be allowed to participate in all listed investments. A Separate Account Investment will be established for each Member for each type of Contribution directed to each Separate Account in which this contract participates.

If no Separate Account Investment Rider is attached to the contract and no Separate Accounts are listed on the Schedule, no Separate Account Investments are available.

SECTION 5-- NONVESTED FUNDS ACCOUNTS.

Nonvested Funds Accounts will be established to hold the nonvested portion of Inactive Member Accounts and other Plan funds which we mutually agree to include in Nonvested Funds Accounts. Nonvested Funds which are reserves of an annuity cancelled under Subsection (3) of Article IV, Section 2, will be invested according to our then-current procedures. Other Nonvested Funds will be invested as they were prior to their transfer to Nonvested Funds Accounts. However, by giving Notice to us, you may change the investment direction of Nonvested Funds which are not reserves.

Nonvested portions of Inactive Member’s Accounts will be held in the Nonvested Funds Accounts until a forfeiture occurs under the Plan. Nonvested Funds will be applied according to Plan provisions on the earliest possible date. Any amounts reallocated to a Member because of this Section will be considered a Contribution under Section 1 of this Article, and the provisions of Sections 1 and 2 will apply.

SECTION 6-- TRANSFERS BETWEEN INVESTMENTS.

In general, all or a portion of a Member’s Investments may be transferred to another Investment as of any date requested subject to the following:

a)

We must receive Notification to transfer from you or the Member, as permitted by the Plan. The Notification must specify the amount or percentage to be transferred and may specify the Investments involved. If a requested transfer from a Member’s Investments does not specify the Investments to be transferred, the Order of Application will determine the Investments to be transferred.

b)	A transfer from a Member’s Guaranteed Interest Investment to a Separate Account Investment may occur only on a Valuation Date of such Separate Account Investment.

c)

Except as provided in Section 7 of this Article, all transfers from a Guaranteed Interest Investment are subject to charge contained in Article VI, Section 3. All transfers are subject to the limitations contained in Article VI, Section 4 and the Separate Account Investment Rider.

d)	All Separate Account Investment transfers are subject to the provisions of the Separate Account Investment Rider.

Transfers will be made in accordance with our then-current procedures. Any transfer under this Section will be an application from the Investment as of the date of transfer.

SECTION 7-- MATURING GUARANTEED INTEREST INVESTMENTS.

On the day after the last day of its Guarantee Period, each Guaranteed Interest Investment of a Member which has not been paid or transferred in full before the end of its Guarantee Period will be transferred to a current Guaranteed Interest Investment for that Guarantee Period, if available. If that Guarantee Period is no longer available, then, unless otherwise directed by Notification, we will transfer to a current Guaranteed Interest Investment with the shortest Guarantee Period then available under the contract.

In lieu of the transfer described above, we will pay or transfer all or a part of the Investment in accordance with any Notification received before the end of such Guarantee Period.

SECTION 8-- INVESTMENT MANAGER.

As set out in Sections 2 and 6 of this Article, the right to direct the split of Contributions between Guaranteed Interest Investments and Separate Account Investments and to direct any transfer between these Investments is reserved to you and/or the Member, all in accordance with provisions of the Plan.

Your application for and our issuance of this contract constitutes your appointment of and our acceptance and affirmation that:

a)	in discharging our duties under this contract we will act at times as an "investment manager", except for the rights described in the preceding paragraph, and

b)	we meet the qualifications needed to accept that appointment and we acknowledge that by virtue of that appointment we will exercise fiduciary duties with respect to the Plan.

For purposes of this section, the term “investment manager” has the same meaning as that term has under ERISA. Our role as investment manager and the acceptance of the accompanying fiduciary duties extends only to our management of assets which fall within the term “plan assets” as used in ERISA, and we undertake no other fiduciary responsibilities required to administer or maintain the Plan.

SECTION 9-- FUNDS.

We are sole owner of all funds received under this contract. All Guaranteed Interest Investments we received under this contract are and remain a part of our general account without any duty or requirement of segregation or separate investment on our part. Separate Account Investments will be held as stated in the rider describing such Separate Account Investments.

ARTICLE III - EXPENSES

SECTION 1-- EXPENSES.

Expense charges will be determined by us periodically, but at least annually, in accordance with the written service agreement we have with you. The amount of such charges will be made up of the following:

a)	Compensation paid or payable by us to the soliciting agent named by you.

b)	A general administration expense charge.

c)	A recordkeeping expense charge.

d)	Document charges.

e)

Other charges may be made for services you ask us to do that are not covered by (a) through (d). For example, there will be a charge for preparing unusual material or additional services. We will inform you of the charges for such services before we perform them.

SECTION 2-- BILLED EXPENSES.

Expenses will be paid to us directly at our Corporate Center, unless deducted under Section 3 of this Article. We will send you a statement of these charges periodically in accordance with our written service agreement with you. Such charges must be paid within 31 days from the date of the statement. If the, expense charges are not paid within 31 days after the statement date, we may deduct all outstanding expenses from the appropriate Accounts under this contract. If this automatic deduction of expenses occurs twice in any twenty-four month period, we may deduct expenses from the accounts as described in Section 3 of this Article thereafter until a new written service agreement is completed with us.

SECTION 3-- DEDUCTED EXPENSES.

In your written service agreement with us (or as provided in Section 2 of this Article), an election may be made to have some or all of the expense charges (described in Section 1 above) deducted from Member Accounts instead of having these charges paid separately.

SECTION 4-- ALTERNATIVE EXPENSE DEDUCTIONS.

As an alternative to direct deduction of expenses from Member Accounts, you may choose in the service agreement we have with you to have some or, within our then-current guidelines, all expenses paid by an investment return reduction to Member Accounts. Periodically we will determine the expense charges incurred and reduce them by the amount recovered through the investment return reduction. Any remaining expenses will be billed or deducted in accordance with Section 2 or 3 of this Article.

SECTION 5-- EXPENSES FOR CERTAIN MEMBERS AND BENEFICIARIES.

Additional expenses for services provided to (I) Members and beneficiaries who have elected the Full Flexibility Option and (ii) Inactive Members may be recovered by an investment reduction to the Accounts of such Members and beneficiaries covered under contracts of this class. Periodically we will determine the amount of the reduction necessary to recover the charges incurred. Any remaining expenses will be billed or deducted in accordance with Section 2 or 3 of this Article.

SECTION 6-- ASSOCIATED CONTRACTS.

We may agree to take into account any Associated Contracts for the purpose of determining the expenses charged under such contracts. The charges under an Associated Contract will not be greater than if it were not an Associated Contract.

ARTICLE IV--BENEFIT EVENTS AND OPTIONS

SECTION 1-- BENEFIT EVENTS.

Benefits may be payable to a Member for whom a Benefit Event has occurred under the Plan. You must give us Notification of the Benefit Event. A Member may elect any one or more of the following options, as permitted by the Plan:

a)	Annuity benefits.

b)	Single sum payment.

c)	Full Flexibility Option.

If the Member does not elect a complete distribution of the Member’s Account, the remainder of the Member’s Account will remain under the contract until the earlier of the date the Member elects to receive benefits under one or more of the options above or the date the contract terminates. The Member’s Guaranteed Interest Investments and Separate Account Investments will continue to operate in the same manner.

SECTION 2-- ANNUITY BENEFITS.

If permitted by the Plan, a Member may elect to have an annuity benefit purchased as long as the annuity benefit complies with Plan provisions and all of the following:

a)	All or a portion of the Member's Account may be used to provide an annuity.

b)	The Member must give us Notification to provide the annuity.

c)

We will not issue an annuity unless the amount applied to establish the annuity equals or exceeds $3,500. When determining the $3,500 amount we will include the current amount used to establish the annuity plus all previous amounts applied to establish an annuity under this contract or any other group annuity contract issued to you. Upon 60 days written notice to you, we may increase the $3,500 amount. We will not increase the amount above the maximum amount Which a Qualified Plan may distribute to a Member or beneficiary without his or her prior consent.

d)	All annuities will be fixed dollar annuities.

e)	The form of benefit and the contingent annuitant named (if any) cannot be changed after the Annuity Purchase Date.

f)	By written agreement with you, we may provide any options permitted by the Plan.

Subsection (1)-- Amount of Annuity Benefit. The amount of annuity purchased under this Article and payable to a Member will be determined by us based on:

a)	the Annuity Premium,
b)	the annuity form chosen,
c)	the age of the Member,
d)	the Annuity Start Date,
e)	the age of the contingent annuitant (if any),
f)	the frequency of payments, and
g)	the annuity purchase rates applicable, as described in Subsection 2 of this Section.

Subsection (2)-- Annuity Purchase Rates. Annuities will be purchased using our then-current purchase rates for contracts of this class. Such rates will not be less favorable to the annuitant than the minimum amounts of annuity which may be purchased using rates based on an interest rate of 2 1/2%, a load of 5% and mortality according to the 1983 Female Table a for Individual Annuity Valuation, projected to 1999 by Scale G.

An example of the minimum amount of annuity income that could be provided by $10,000.00 of Annuity Premium for an immediate, life annuity with installment refund is shown in the following table:

------------------------------------------ -------------------------------
              ATTAINED AGE                           AMOUNT OF
           (YEARS AND MONTHS)                      MONTHLY INCOME
------------------------------------------ -------------------------------
------------------------------------------ -------------------------------
                   45                                  $28.39
------------------------------------------ -------------------------------
------------------------------------------ -------------------------------
                   50                                   30.22
------------------------------------------ -------------------------------
------------------------------------------ -------------------------------
                   55                                   32.51
------------------------------------------ -------------------------------
------------------------------------------ -------------------------------
                   60                                   35.39
------------------------------------------ -------------------------------
------------------------------------------ -------------------------------
                   65                                   39.07
------------------------------------------ -------------------------------
------------------------------------------ -------------------------------
                   70                                   43.82
------------------------------------------ -------------------------------

Minimum incomes for purchases made within the five- year period beginning January 1, 2000, will be 97% of the incomes purchased under the above basis. Minimum incomes for purchases made within any subsequent five-year period will be 97% of the incomes for the preceding five-year period. The minimum amounts of annuity available at other ages and for other forms of income will be determined by us based on the same basis as the above. We will make these available to you on request.

Subsection (3)-- Cancellation of Annuity. If, under the provisions of the Plan in effect on the Member’s Annuity Start Date, you determine and report to us that the annuity purchased for a Member is to be reduced, then the fraction you report will be cancelled and the amount of annuity payments paid to the member, the beneficiary or contingent annuitant will be reduced accordingly.

The reserve for any annuity cancelled under this Section will be applied in accordance with Article II, Section 5.

Subsection (4)-- Misstatements. If the age or any other relevant fact of any Member or contingent annuitant is found to have been misstated, the amount of annuity payable by us will be that provided by the amount applied to provide such annuity, determined as of the date established by the misstated information and on the basis of the correct information. Any overpayment by us resulting from any misstated information will be deducted from amounts thereafter payable to a Member, the contingent annuitant or the beneficiary. Any underpayment by us resulting from any misstatements wilt be paid in full with the next payment due the Member, the contingent annuitant or beneficiary.

Subsection (5)-- Commutation of Payments. If any annuity payments are to be commuted, the commuted value of the payments will be determined by us, using the interest rate which was used as a basis for calculating the amount of the payments at the time the annuity was purchased.

Neither the Member, the contingent annuitant nor any beneficiary who is a natural person taking in his or her own right has the right to commute any annuity payments under this contract.

SECTION 3-- SINGLE SUM PAYMENTS.

If permitted by the Plan, a Member who has reached a Benefit Event may elect a single sum payment equal to all or a portion of the Member’s Account. Any single sum payment made under this Section will be an application of the Member’s Account on the date paid.

Any single sum payment to a Member is subject to the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider, if any. Such amount may also be subject to the charge in Article VI, Section 3, unless such payment is made within:

a)	60 days after we send notification to the Member of the options available under the contract upon reaching the first Benefit Event under the Plan, other than death, or

b)	60 days after a Member's Normal Retirement Date, if such date is later than the date in (a) above, or

c)	120 days after we send notification to the beneficiary of the options available under the contract, in the event of the death of the Member.

SECTION 4-- FULL FLEXIBILITY OPTION.

This option provides scheduled installment payments, starting within twelve months of the date of the Notification and continuing until the date the Account is exhausted. Payments to the Member or beneficiary are subject to the distribution rules contained in the Code and the regulations thereunder.

We will pay a portion of such Account on the date or dates requested each calendar year and continuing until the entire Account has been paid. This amount is the scheduled amount. The unpaid portion of the Account will continue to be credited with separate account performance under the terms of the Separate Account Investment Rider or the interest rate otherwise available and as may be reduced as provided in Article III, Section 5.

The Order of Application will determine from which Investments payments will be made. However, a Member or beneficiary may give us Notification of a different order if a different order is desired. If we receive such Notification, payments from Guaranteed Interest Investments will be subject to the charge in Article VI, Section 3, and the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider.

If scheduled payments in any calendar year exceed the maximum amount, the excess amount will be subject to the charge in Article VI, Section 3, and the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider. For any calendar year, the maximum amount is the greatest of:

a)	13% of the Account balance at the beginning of the current calendar year.

b)	the Account balance at the beginning of the current calendar year divided by the number of years of the Member’s or beneficiary’s life expectancy.

c)	the amount withdrawn in the preceding calendar year which was not subject to the charge in Article VI, Section 3.

In addition to the scheduled payments, nonscheduled payments may be requested. We may establish a minimum dollar amount for nonscheduled payments. Nonscheduled payments may be subject to a transaction fee. Nonscheduled payments will be subject to the charge in Article VI, Section 3, and the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider.

The Member or beneficiary may request termination of the Full Flexibility Option by one or more of the following methods: (i) requesting an excess payment equal to the remaining balance of the Account, (ii) requesting the remaining balance be used to purchase an annuity for such Member or beneficiary in accordance with one of the other options of this Section, or (iii) requesting that the Full Flexibility Option be cancelled and leaving the remaining balance under this contract.

SECTION 5-- MODIFICATION IN MODE OF PAYMENT OF INCOME.

If, at any time after a Member’s Annuity Start Date or the date benefits begin under the Full Flexibility Option, the monthly amount of income payable under this contract to such Member or to the beneficiary or contingent annuitant would be less than $20, we may, at our option, pay such amount less frequently, but not less frequently than annually.

SECTION 6-- FACILITY OF PAYMENT.

If any Member, alternate payee, contingent annuitant or beneficiary becomes physically, mentally or legally incapable of accepting any payment and the person has no legal representative or guardian who can accept the payment on the person’s behalf, we may, in the absence of Notification from you, at our option, make such payment to the person or persons as have, in our opinion, assumed the care and principal support of the Member, contingent annuitant or beneficiary. However, any payment due a minor will be paid at a rate not exceeding the greater of (i) $100.00 per month or (11) the maximum amount permitted by the laws of the state of issue of this contract. In no event will any such payment exceed the maximum amount allowed under applicable law of the state of issue of this contract. In no event will any such payment exceed the maximum amount allowed under applicable law of the state in which this contract is delivered. Any such payment made by us will fully discharge us to the extent of the payment.

SECTION 7-- ASSIGNMENT.

Except for an assignment to an alternate payee required by a Qualified Domestic Relations Order, no benefits payable under this contract to any Member, beneficiary or contingent annuitant are assignable, and all such benefits are exempt from the claims of creditors to the maximum extent permitted by law.

ARTICLE V - OTHER BENEFITS

SECTION 1-- WITHDRAWAL BENEFITS.

Upon appropriate Notification, we will pay to a Member any portion of that Member’s Account, subject to the following:

a)	The Plan must allow the Member to receive the withdrawal.

b)	The Notification must be on a form we either furnish or approve and will be accompanied (at our request) by the Member’s certificate, if any, issued as described in Article VII, Section 1.

c)

Any amount withdrawn under this Section will be subject to both the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider, if any, and the charge of Article VI, Section 3.

d)	We reserve the right to limit the number of withdrawals and the right to charge for processing such withdrawals.

We will determine the amount available as of the date we receive the Notification at our Corporate Center, or at some later date specified in the Notification. The amount available will be that portion of the Member’s Account in which the Member is vested under the Plan. If the withdrawal is for the purposes of a loan under the Plan, the amount of the loan will be determined by the provisions of the Plan.

If a portion of a Member’s Account is to be withdrawn, the Notification may specify which Investments are to be applied. If no order is specified, the Order of Application will apply. Any payment under this Section will be an application of the Member’s Account on the date paid.

ARTICLE VI - TRANSFER TO ANOTHER FUNDING AGENT; CESSATION; CHARGES AND LIMITATIONS

SECTION 1-- TRANSFER TO ANOTHER FUNDING AGENT.

Upon Notification to us at our Corporate Center, payment of the aggregate of all of the Guaranteed Interest Investments and Separate Account Investments will be transferred to another Funding Agent. Subject to the charge provided for in Section 3 of this Article, and the limitations provided in Section 4 of this Article and the Separate Account Investment Rider, if any, the amount of any Guaranteed Interest Investments and Separate Account Investments will be determined and transferred within seven Business Days after the date we receive your Notification. If you request payment as of some later date, the amounts to be paid out will be determined and paid as of that date.

SECTION 2-- CESSATION OF CONTRIBUTIONS.

Cessation of Contributions will be effective as of any of the following dates:

a)	On the date you give us written Notification that Contributions will cease.

b)	On the date the Plan terminates.

c)

On or after the date on which the Internal Revenue Service or a court makes a final determination that the Plan no longer meets the requirements to remain a Qualified Plan, if we have given you written notice that cessation will occur on that date or at some later date.

d)	On the date no Accounts remain under this contract.

Upon cessation of Contributions, no employees will become Members and no further Contributions will be accepted.

All provisions of this contract will remain effective as to any Accounts which have not been paid or applied in full.

Once all Accounts have been paid or applied in full, we will have no further obligation under this Contract as to those Accounts.

SECTION 3-- CHARGES FOR EARLY SURRENDER OF A GUARANTEED INTEREST INVESTMENT.

If a Member transfers or withdraws all or a part of a Guaranteed Interest Investment before the end of its Guarantee Period, the transfer or withdrawal is a surrender of that amount. Transfer or withdrawal of an Investment refers to transactions from Guaranteed Interest Investments under any of the following contract provisions:

a)	Transfer between Investments, Article II, Section 6.

b)	A single sum payment under Article IV, Section 3, after the periods specified in such Section.

c)	A withdrawal under Article V, Section 1.

d)	A transfer to another Funding Agent under Article VI, Section 1.

We reserve the right to waive this charge for certain withdrawals. Any such waiver will be applied in a uniform manner to all such withdrawals from contracts of this class.

If all or a portion of a Guaranteed Interest Investment is surrendered early and the Guaranteed Interest Rate in effect for contracts of this class for the date of surrender is greater than the Composite Guaranteed Rate for the Investment, the amount available will be reduced by a surrender charge equal to the following:

e)	The difference between such Guaranteed Interest Rate in effect for new Contributions for the date of surrender and the Composite Guaranteed Rate of the Investment being surrendered, multiplied by

f)	The number of years (including fractional parts of a year) remaining in the Guarantee Period for the Guaranteed Interest Investment, multiplied by

g)	The amount being surrendered.

If the entire Guaranteed Interest Investment is surrendered, the Guaranteed Interest Investment will be reduced on the date of surrender and the remainder will be paid or transferred.

If a portion of the Guaranteed Interest Investment is surrendered, the Guaranteed Interest Investment will be reduced by the amount being surrendered plus the surrender charge, if any.

If the Guaranteed Interest Rate in effect for contracts of this class for the date of surrender is equal to or less than the Composite Guaranteed Rate for such account, there is no surrender charge.

SECTION 4-- LIMITATIONS ON TRANSFERS AND PAYMENTS FROM GUARANTEED INTEREST INVESTMENTS.

a)

In general, payments and transfers from the Guaranteed Interest Investments will be made in full within seven Business Days after the requested date of payment. However, we reserve the right to defer any payment or transfer under this contract up to 270 days. These delay rights will not apply to payments to the beneficiary named by the Member, payments to a Member due to disability or retirement under the Plan or to purchases of annuity under Article IV, Section 2.

Such deferment will be based on unstable or disorderly market or investment conditions which, in our opinion, do not allow for an orderly investment transfer. This deferment may include, but not be limited to, situations where regular banking has been suspended or when an emergency or other circumstances beyond our control do not allow for the orderly disposal and liquidation of securities or other assets.

b)	We reserve the right to make the portion of the requested payment or transfer in excess of the greater of

	i)	25% of the aggregate Guaranteed Interest Investments under the contract on the date 12 months prior to such determination date, or

	ii)	$25,000,000 in the 12 month period which ends on the date of requested payment or transfer,

in substantially equal monthly installments over a period not to exceed 36 months. For purposes of this limitation, payments and transfers at investment value from our general account from any other contracts or polices we issued in connection with the Plan will be included as a payment or transfer from the Guaranteed Interest Investments under this contract.

If this limitation is imposed by us, we will make the first installment one month after the date of request, or on the date specified in your Notification.

These delay rights will not apply to payments to the beneficiary named by the Member, payments to a Member due to disability or retirement under the Plan or to purchases of annuity under Article IV, Section 2.

If we defer any payment or transfer under this Section, we will determine the amount to be paid or transferred on the actual date of payment or transfer. We will notify you if the deferment will be more than 30 days. During any deferment, requested funds will continue to earn interest at the same rate.

ARTICLE VII--GENERAL PROVISIONS

SECTION 1-- CERTIFICATES.

If a Member contributes under the Plan and the state of issue so requires, we will prepare, for delivery to each such Member, an individual certificate setting out a statement of the benefits to which that Member is entitled and to whom death benefits are payable. If benefits become payable to a Member under one of the options of Article IV, we will issue an individual certificate setting forth the amount, form and period of payment of the annuity benefits.

SECTION 2-- BENEFICIARY.

The beneficiary is the person or persons named by the Member to whom benefits (other than any annuity payable to a contingent annuitant under the provisions of Article IV, Section 2) are payable under this contract upon the death of the Member, subject to the provisions of Article IV, Section 6. A Member will name or change a beneficiary by filing a written beneficiary designation to that effect with us in a form acceptable to us. Any beneficiary designation will not have any effect until we receive it. When we receive the designation, it will be effective as of the date it is executed by the Member, but any payments we made before receipt of the designation will discharge us to the extent of such payments. We reserve the right to require the Member’s certificate for endorsement of any change of beneficiary. Unless prohibited by the Plan or by a prior beneficiary designation, any person receiving benefits or payments which might continue beyond that person’s life time may designate a beneficiary to receive any remaining payments.

Unless otherwise specified by the Member with our consent,

a)

if any beneficiary dies before the Member, any payment which would have become payable to such beneficiary, if living, will be payable when due to the beneficiary or beneficiaries surviving the Member in the order provided.

b)

if any beneficiary survives the Member but dies before receiving all of the payments which would have been payable to such beneficiary, if living, payment will be paid when due to the surviving beneficiary or beneficiaries in the order provided.

c)

if the last survivor of all named beneficiaries dies after the death of the Member (and the contingent annuitant, if any) and before all payments due the beneficiary have been made, the remaining payments will be commuted and the commuted value paid to the executor or administrator of the estate of such last survivor.

If no named beneficiary survives the Member (and the contingent annuitant, if any), or no beneficiary has been named, any amount which would have become payable to a beneficiary will be commuted and the commuted value paid to the executor or administrator of the estate of the Member (the executor or administrator of the estate of any contingent annuitant, if he survives the Member). If no formal estate is created, we may pay out any benefits in accordance with any state or federal law which permits us to make payments to specific persons without the creation of a formal estate. If state or federal law requires that we make any payments only to a formally established estate, we will make payments in accordance with that law.

If required by the facts surrounding a particular death or deaths, we may use the appropriate state statute dealing with simultaneous or nearly simultaneous deaths to determine who will be treated as a survivor entitled to receive benefits. If no state law applies, then we may rely upon the most current version of the uniform Simultaneous Death Act to make that determination.

If the beneficiary is not a natural person taking in his or her own right (that is, a trust or an estate), any monthly or other periodic payments will be commuted and the commuted value paid to the beneficiary in a single sum. However, if the beneficiary is a trust established for the benefit of a natural person and if the payment period is at least 24 months and not more than 60 months, monthly or other periodic payments may be continued to such beneficiary for any period which is not prohibited by the Code.

SECTION 3-- DIVIDENDS.

Because of the direct crediting of investment return to both Guaranteed Interest Investments and Separate Account Investments, it is not anticipated that there will be any surplus accruing on this contract from which dividends may be apportioned to this contract. However, if a dividend is declared, any portion of the divisible surplus that we determine to accrue on this contract will be determined annually by us and will be credited to this contract on the first day of each Deposit Year after the Contract Date. Any dividend will be applied as directed by you in accordance with Plan provisions.

SECTION 4-- PLAN AND PLAN AMENDMENTS.

You agree to furnish us with a copy of the Plan in effect on the Contract Date and any subsequent amendments to it. No amendment to the Plan or interpretation of the Plan language which affects our duties and obligations will have any effect on the terms of this contract, unless: (I) we have received timely notice of the amendment or interpretation, and (ii) we have not sent you a written notice that we do not accept the amendment or interpretation within 60 days of our receipt of the amendment or interpretation.

SECTION 5-- CONTRACT.

This contract and your application are the entire contract between the parties. A copy of your application is attached to this contract. We are obligated only as provided in this contract and are not a party to nor bound by any trust or plan.

SECTION 6-- CONTRACT AMENDMENTS.

We reserve the right to amend or change this contract as follows, subject to the limitations of item (g):

a)

Any or all of the contract provisions may be changed at any time, including retroactive changes, to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which we are subject. We will give you written notice of any such change.

b)

Any or all of the contract provisions may be changed at any time, including retroactive changes, to the extent necessary to keep the Plan in compliance with the Code or ERISA. We will give you written notice of any such change.

c)

As of any date after the Contract Date, we may amend or change the length of the Guarantee Period; the Order of Application; the provisions for transferring values between accounts; the percentage in item (a) of Article IV, Section 4; the charge contained in Article VI, Section 3; and the items included in the Operating Expenses for Separate Accounts under the Separate Account Investment Rider (if such a rider is attached to this contract). We will give you 60 days written notice of any such change.

d)	We may amend or change the annuity purchase basis shown in Article IV, Section 2, as follows:

	i)	For Account values accumulated during the five year period beginning on the Contract Date, no change will be made in such purchase rate basis.

ii)

For Account values accumulated after the date which is five years after the Contract Date, we may amend or change such basis on any date which is later than (i) five years after the Contract Date or (ii) five years after the latest date of amendment or change.

We will give you 60 days written notice of any such change.

e)	By agreement between you and us, this contract may be amended or changed at any time as to any of its provisions, including those in regard to coverage, benefits and the participation privileges, without the consent of any Member, beneficiary or contingent annuitant. We will propose amendments to the contract to you by written notification which will also indicate how you may agree to the proposed amendment. Generally, we will indicate that you use one or more of the following methods to agree to our proposed amendments:

i)	By signing the amendment and returning a copy to us.

ii)	By making Contributions after 60 days have elapsed from the date of our written notice to you.

iii)

By not declining the amendment in a written Notice to us. We will usually propose the use of this method for procedural amendments or amendments which increase your rights rather than changes which limit your rights under this contract.

iv)	By any other method allowed by law.
f)

After 60 days notice to you, we may amend or change any term of the contract if such amendment or change increases the options available to you or a Member. Any amendment or change will not become effective if you give us written Notification that you do not accept the amendment.

g)	Any amendment or change under this Section 6 is binding and conclusive on each Member, beneficiary, or contingent annuitant, but is limited by the following:

i)

No amendment or change will apply to annuities purchased under Article IV before the effective date of the amendment or change except to the extent necessary in making changes in accordance with item (a) or (b) above.

ii)	no amendment or change under (c) above will affect Guaranteed Interest Investments established prior to the date of the amendment or change.

iii)

Any change in the general administration expense charge referred to in (b) of Section 1, Article III, will not take effect as to any Guaranteed Interest Investments and Separate Account Investments to be transferred to another Funding Agent, if, prior to the date the amendment or change is to take effect, we receive Notification from you for payment of all such Guaranteed Interest Investments and Separate Account Investments to the other Funding Agent in accordance with Article VI, Section 1, and such Notification is not revoked.

SECTION 7-- WAIVER AND MODIFICATION.

Only our officers may agree to (i) change any of our obligations or duties under this contract, or (II) waive any of your obligations or duties under this contract.

SECTION 8-- INFORMATION, PROOFS AND DETERMINATION OF FACTS.

You agree to furnish to us evidence of the age of each Member and his contingent annuitant, if any, on or before his earliest Annuity Purchase Date and other records, data, proofs or additional information which, in our opinion, is necessary for the administration of this contract.

For the purposes of this contract, the determination by you as to any facts (except age) relating to any employee is conclusive, except for fraud or willful misstatement of fact.

SECTION 9-- RELIANCE ON INSTRUCTIONS.

We are not obligated to question or refuse to follow any apparently valid instructions which we in good faith believe are valid, if we receive such instructions from you, a Plan trustee, a Plan administrator, a Plan fiduciary, or, if the Plan permits, a Member, alternate payee, contingent annuitant or beneficiary. If we follow such instructions, we will have no further obligations with respect to the amounts paid out or the actions taken. If we believe in good faith that the law requires us not to follow an apparently valid instruction, we are not required to act on any instruction.

SECTION 10-- SINGLE PAYMENT.

We will make any payment to a Member, contingent annuitant, alternate payee or beneficiary in accordance with any withdrawal or payment option available under the contract only once. Any payment we make in accordance with any withdrawal or payment option will be in lieu of any other benefit or withdrawal option and will extinguish any claim by any Member, contingent annuitant, alternate payee or beneficiary to receive the amount paid out.

SECTION 11-- OVERPAYMENT.

In the event that we make an overpayment of any amount payable to a Funding Agent, Member, contingent annuitant, alternate payee or beneficiary, we will have the option to seek reimbursement of that overpayment from the individual receiving the overpayment. If the overpayment resulted from any action by you and we suffered a loss as a result of our good faith reliance upon your action, you will pay us an amount equal to the overpayment.

SECTION 12-- OWNERSHIP.

You are the owner of this contract. However, if the Plan is trusteed and this contract is issued to the trustee(s), the trustee(s) of the Plan is sole owner of all the payments, rights, options, and privileges herein granted or made payable to any Member, beneficiary, or contingent annuitant under this contract. This includes, without limitation, the right to distribute all or a portion of the Member’s Account, or ownership of these rights in respect of such Account, on or after the Member’s termination of employment. However, this does not include the right to designate a Member’s beneficiary unless such right has been granted to the trustee by the Plan or trust. The trustee(s) of the Plan is entitled to exercise all such rights, options, and privileges and to receive all such payments at the time or times specified in this contract that such payments, rights, options, and privileges are available to a Member. Such exercise by the trustee(s) may be made without the consent or participation of any Member, beneficiary or contingent annuitant.

SECTION 13-- TERMINATION AND CASH OUT OF CONTRACT.

We may begin cash out proceedings with regards to the funds held under this contract on or after the date we have announced we will refuse all further contributions under contracts of this class, subject to the following:

a)	We have announced our intention to refuse further Contributions and that we will no longer write or accept applications for contracts of this class.

b)	Once we determine we wish to cash out contracts of this class, we will cash out all contracts of this class without exception.

c)	Amounts held in any of our Separate Accounts will be available for payment or transfer in accordance with the contract provisions or riders making such Separate Accounts available hereunder.

d)	For funds held in our general account, the following will apply:

	i)	You may choose to transfer such funds to another Funding Agent. No charge will be made under Article VI, Section 3, for any funds so transferred.

ii)

If no other Notification is received by us, at the end of any Guarantee Period, we will treat the Funds held in our general account as if they are being held under the group annuity contract then offered by us which, in our opinion, most closely parallels the provisions of this contract. Thereafter, the provisions of this contract will no longer apply.

iii)

There will be no charge made for payment from this contract of single sum amounts at recognized benefit events, even if the group annuity contract described in item (d) (II) above would not permit such pay out without charge.

e)

The annuity purchase rate guarantees in effect under this contract on the day before the provisions of item (d) (ii) of this Section are instituted will remain the purchase rate guarantees for any general account funds handled in accordance with item (d) (ii).

> Such purchase rate guarantees will also remain in effect for any Separate Account funds held hereunder until paid or transferred.

f)	We will not change any Composite Guaranteed Rate for amounts held in our general account before the end of the Guarantee Period for such amounts.

g)	Your right to transfer funds held hereunder to another Funding Agent will not be changed.

h)	If we choose to make another group annuity contract available to other contractholders of this type of contract, we will make such a group annuity contract available to you.

i)	We will give you 60 days advance written notice before we will enforce the provisions of this Section.

SECTION 14-- TERM AND TERMINATION.

Except as provided in Section 13 of this Article, or by any amendment to this contract, this contract will continue in force as long as we hold assets for you or are making annuity payments. If you transfer all of the assets under this contract not associated with any annuity payments to a Funding Agent, our obligations under this contract will cease, except to the extent that we are making annuity payments. However, if we discover that we underpaid the Funding Agent, we will have the obligation to pay the appropriate amount to the Funding Agent.

SECTION 15-- QUALIFICATION OF PLANS.

We assume no responsibility for ensuring that the Plan remains a Qualified Plan or meets any of the requirements of the Code or ERISA. While we will undertake those duties described in this contract or in the service agreement in a manner which should help you to meet the requirements of the Code and ERISA, you agree and acknowledge that we do not have final responsibility for making sure that you take all appropriate steps needed to keep the Plan in compliance with the Code and ERISA.

Notwithstanding any other provision in this contract or in any other agreement between you and us, if the Internal Revenue Service or a court makes a final determination that the Plan no longer qualifies as a Qualified Plan, we may require that you transfer all assets invested in this contract to another Funding Agent. If we decide that you must transfer assets from this contract, we will send you a written notice describing you options. If we do not receive an acceptable response Notice from you within five Business Days, we will return the money held under this contract to you, or if appropriate, to a Plan trustee. We will not accept any Notice under this Section unless the Notice clearly specifies the Funding Agent to receive the assets.

SECTION 16-- OUR RELATIONSHIP TO THE PLAN.

Notwithstanding any other provision in this contract or in any other agreement between you and us, with respect to the Plan (i) except as described in Article II, Section 8, we act only as a service provider, and (ii) we do not act as a Plan trustee, Plan fiduciary, or Plan administrator under ERISA or any state law. In addition, we do not practice law and do not give any individual legal advice to you or your Plan.

Nothing in this contract shall amend any provision of the Plan nor shall any provision of the Plan act as an amendment to this contract. Moreover, no provision or option available under this contract shall be available unless that provision or option is permissible under the Plan.

APPLICATION FOR GROUP ANNUITY CONTRACT

Application is made to:
     Principal Life Insurance Company
     711 High Street
     Des Moines, Iowa 50392-0001
     (515) 247-5111

If variable annuity is available under the contract, it is understood that any such annuity will provide changing dollar amounts of payments, with the amount of change dependent upon the investment performance of the funds providing such variable annuity; that such funds are held in a separate account; and that Principal Life Insurance Company makes no guarantee as to the investment performance thereof.

It is agreed that acceptance of any contract issued shall constitute approval by the applicant of the provisions in such contract as being in accord with this application.

FOR RESIDENTS OF ALL STATES EXCEPT FL, MA, NE, NJ, NY, OK, OR, PA, AND VA: Any person who knowingly and with intent to defraud any insurance company or other person, submits a statement or claim or any application form containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime. Such actions may be considered felonies and subject to criminal and civil penalties, including imprisonment and fines.

Application is made to: Principal Life Insurance Company

Instructions: Fill in the appropriate information in. the blanks and boxes below.

Trustees of The New Horizons Worldwide 401 (k) Retirement Savings Plan
Anaheim, CA

Select the contract type below:

[X]  Flexible Investment Annuity (FIA-Full)
[  ]  Flexible Investment Annuity - 1 (FIA-1)
[  ]  Flexible Investment Annuity with Set Crediting Rate (FIA-SCR)
[  ]  Accumulation Group Annuity Group Contract (PRO)

State of delivery of this contract is CA.

Advance payment of $1000 is submitted with this application to be applied under this contract.

The effective date of this contract shall be January 1, 2002.

Does the applicant intend that the plan covered by this contract (including any pending changes) will operate in a manner consistent with qualification under Section 401 (a) of the Internal Revenue Code, as amended? (Principal Life Insurance Company reserves the right to request a copy of the plan’s IRS determination letter.)

[X]  Yes        [  ]  No         [  ]  No, but Plan is a 457 governmental plan

The state of issue may require countersignature by a licensed resident agent. If no agent, enter N/A. The designated agent(s) for this group contract is (are):

401 K Advisors, Inc. / Vince Giovinazzo
Agent's Name (Please Print or Type) (If more than one Agent, list all) (If FL, include State License Number)

_____________________________________________________
Agent's Signature (If more than one, all must sign.)

Signed at Anaheim, CA this 27th day of December , 2001
              (City, State)

__________________________________________________    ____________________________________________
Applicant's Signature                                 Title (Trustee, if applicable)

Mr. Thomas J Bresnan______________________________    Contract #       447850_____________________
                  Print or Type Applicant's Name